Exhibit 32.2

CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of MAI Systems Corporation (the Company) for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James D. Dolan, Chief Financial and Operating Officer of the Company, certify pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2005	By:	/s/ James W. Dolan
James W. Dolan
Chief Financial and Operating Officer